THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                            Portfolio of Investments
                                 April 30, 2001
                                   (unaudited)

   Shares                                                               Value
   -------                                                           -----------
            COMMON STOCKS (98.4%)
            BASIC MATERIALS (2.2%)
   15,775   Alcoa, Inc. ..........................................   $   653,085
   13,150   International Paper Co. ..............................       515,217
                                                                     -----------
                                                                       1,168,302
                                                                     -----------

            CAPITAL GOODS/DURABLES (7.6%)
   18,424   Dover Corp. ..........................................       719,826
   39,467   General Electric Co. .................................     1,915,334
   13,150   Illinois Tool Works, Inc. ............................       833,447
   18,400   Solectron Corporation* ...............................       468,280
                                                                     -----------
                                                                       3,936,887
                                                                     -----------

            CONSUMER NON-DURABLES (5.8%)
   19,735   Avon Products, Inc. ..................................       835,185
   15,774   Coca Cola Co. ........................................       728,601
   21,035   Estee Lauder Companies, Inc. .........................       836,141
   21,050   Gillette Co. .........................................       596,978
                                                                     -----------
                                                                       2,996,905
                                                                     -----------

            ENERGY (9.3%)
   18,409   Exxon Mobil Corp. ....................................     1,631,037
   23,069   Mirant Corp.* ........................................       941,215
   13,144   Royal Dutch Petroleum Co. ............................       782,462
   34,204   Williams Companies, Inc. .............................     1,442,383
                                                                     -----------
                                                                       4,797,097
                                                                     -----------

            FINANCE (16.3%)
   13,478   American International Group .........................     1,102,500
   26,308   Bank of New York Co, Inc. ............................     1,320,662
   32,441   Citigroup, Inc. ......................................     1,594,475
   10,525   Fannie Mae ...........................................       844,737
   33,767   Fleet Boston Financial Corp. .........................     1,295,640
    9,200   Hartford Financial Services Group ....................       571,320
   15,775   Merrill Lynch & Co., Inc. ............................       973,318
   11,825   Morgan Stanley Dean Witter & Co. .....................       742,492
                                                                     -----------
                                                                       8,445,144
                                                                     -----------

            HEALTH CARE (11.4%)
    6,575   Applera Corp. ........................................       210,795
   11,845   Guidant Corp.* .......................................       485,645
   18,404   Lilly (Eli) & Co. ....................................     1,564,340
   15,789   Medtronic, Inc. ......................................       704,189
   35,500   Pfizer, Inc. .........................................     1,537,150
   26,315   Pharmacia Corp. ......................................     1,375,222
                                                                     -----------
                                                                       5,877,341
                                                                     -----------

            MATERIALS (1.0%)
   13,150   Baker Hughes .........................................       516,664
                                                                     -----------

            RETAIL (8.0%)
   14,465   Costco Wholesale Corp.* ..............................       505,262
   21,045   Gap, Inc. ............................................       583,157
   23,683   Home Depot Inc. ......................................     1,115,469
    8,575   Kohls Corp.* .........................................       523,590
   15,775   Tiffany & Co. ........................................       511,426
   17,275   Wal-Mart Stores, Inc. ................................       893,808
                                                                     -----------
                                                                       4,132,712
                                                                     -----------

            SERVICES (12.0%)
   23,108   AOL Time Warner, Inc. ................................     1,166,954
   18,424   Cox Communications, Inc.* ............................       838,476
   56,975   Mcleod, Inc.* ........................................       504,229
   26,309   Qwest Communications
              International, Inc.* ...............................     1,076,038
   25,200   SBC Communications Inc. ..............................     1,039,500
   26,300   Sprint Corp. PCS Group ...............................       674,069
   17,125   Viacom, Inc. (Class B)* ..............................       891,527
                                                                     -----------
                                                                       6,190,793
                                                                     -----------

            TECHNOLOGY (21.2%)
   17,100   Applied Materials, Inc. ..............................       933,660
   21,049   Automatic Data Processing, Inc. ......................     1,141,908
   40,763   Cisco Systems, Inc.* .................................       692,156
   14,475   Computer Associates
              International, Inc. ................................       465,950
   36,824   Dell Computer Corp.* .................................       968,103
   15,770   EMC Corp.* ...........................................       624,492
   13,149   International Business
              Machines Corp. .....................................     1,513,976
      608   McData Co. (Class A)* ................................        13,881
   31,564   Microsoft Corp.* .....................................     2,138,461
   31,575   Nortel Networks Corp. ................................       483,097
   13,160   STmicroelectronics ...................................       532,322
   36,833   Sun Microsystems, Inc.* ..............................       630,581
   21,053   Texas Instruments, Inc. ..............................       814,751
                                                                     -----------
                                                                      10,953,338
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                            Portfolio of Investments
                                 April 30, 2001
                                   (unaudited)

   Shares                                                               Value
   -------                                                           -----------
            TELECOMMUNICATIONS (0.2%)
   28,129   Williams Communications
              Group* .............................................   $   127,143
                                                                     -----------

            TRANSPORTATION (1.2%)
   10,525   United Parcel Service
              (Class B) ..........................................       604,661
                                                                     -----------

            UTILITIES (2.2%)
   13,150   AES Corp.* ...........................................       626,860
   21,050   Southern Co. .........................................       492,360
                                                                     -----------
                                                                       1,119,220
                                                                     -----------

TOTAL INVESTMENTS (identified cost $48,446,631) (a) .....    98.4%    50,866,207
CASH AND OTHER ASSETS LESS LIABILITIES ..................     1.6        809,910
                                                            -----    -----------
NET ASSETS ..............................................   100.0%   $51,676,117
                                                            =====    ===========

----------
*     Non-income producing security

(a) The aggregate cost for federal income tax purpose is $48,446,631, the aggregate gross unrealized appreciation is $6,453,940, and the aggregate gross unrealized depreciation is $4,034,364, the net unrealized appreciation of $2,419,576.

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                          STATEMENT OF ASSETS ANDLITIES
                                  April 30, 200
                                   (unaudited)

ASSETS:
   Investments in securities, at value (identified cost $48,446,631) ....    $50,866,207
   Cash .................................................................      1,432,358
   Receivables for:
      Investments sold ..................................................        671,767
      Capital stock sold ................................................        215,000
      Dividends .........................................................         19,404
                                                                             -----------
         Total Assets ...................................................     53,204,736
                                                                             -----------

LIABILITIES:
   Payables for:
      Investments purchased .............................................      1,431,199
      Capital stock redeemed ............................................          1,000
      Expense payment fee ...............................................         84,323
      Administrative fee ................................................         12,097
                                                                             -----------
         Total Liabilities ..............................................      1,528,619
                                                                             -----------

NET ASSETS ..............................................................    $51,676,117
                                                                             ===========

Net Assets Consist of:
   Paid-in capital ......................................................    $50,983,468
   Accumulated net investment loss ......................................        (76,435)
   Accumulated net realized loss on investments and futures contracts ...     (1,650,492)
   Net unrealized appreciation ..........................................      2,419,576
                                                                             -----------

Net Assets ..............................................................    $51,676,117
                                                                             ===========

NET ASSET VALUE AND OFFERING PRICE PER CLASS N SHARE
      ($51,676,117 / 4,392,189 shares) ..................................         $11.77
                                                                                  ======

      The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                             STATEMENT OF OPERATIONS
                     For the six months ended April 30, 2001
                                   (unaudited)

NET INVESTMENT INCOME:
   Income
      Dividends .............................................   $   205,824
      Interest ..............................................        18,460
                                                                -----------
         Total Income .......................................       224,284
                                                                -----------
   Expenses:
      Expense payment fee ...................................       263,083
      Administrative fee ....................................        37,636
                                                                -----------
         Total Expenses .....................................       300,719
                                                                -----------
         Net Investment Loss ................................       (76,435)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS:
   Net realized loss on investments and futures contracts ...    (1,132,193)
   Net change in unrealized depreciation on investments .....    (5,847,481)
                                                                -----------
         Net Realized and Unrealized Loss ...................    (6,979,674)
                                                                -----------
Net Decrease in Net Assets Resulting from Operations ........   $(7,056,109)
                                                                ===========

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                For the
                                                                           six months ended        For the
                                                                            April 30, 2001       year ended
                                                                              (unaudited)     October 31, 2000
                                                                           ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
      Net investment loss .................................................   $   (76,435)      $  (139,937)
      Net realized loss on investments and futures contracts ..............    (1,132,193)         (223,236)
      Net change in unrealized appreciation (depreciation)
         on investments and futures contracts .............................    (5,847,481)        1,977,248
                                                                              -----------        ----------

        Net increase (decrease) in net assets resulting from
            operations ....................................................    (7,056,109)        1,614,075
                                                                              -----------        ----------

   Distributions from net realized gains to Class N shareholders ..........      (250,326)               --

   Capital transactions:
      Net proceeds from sales of Class N capital stock ....................    12,135,726        18,740,446
      Net cost of Class N capital stock redeemed ..........................    (4,918,262)       (5,087,243)
                                                                              -----------        ----------
         Net increase in net assets resulting from capital transactions ...     7,217,464        13,653,203
                                                                              -----------        ----------
            Total increase (decrease) in net assets .......................       (88,971)       15,267,278

NET ASSETS:
   Beginning of year ......................................................    51,765,088        36,497,810
                                                                              -----------        ----------
   End of period ..........................................................   $51,676,117       $51,765,088
                                                                              ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                              FINANCIAL HIGHLIGHTS
             Selected per share data and ratios for a Class N share
                       outstanding throughout the period

                                                                                          For the period from
                                                        For the                             November 2, 1998
                                                    six months ended        For the        (commencement of
                                                     April 30, 2001        year ended        operations) to
                                                      (unaudited)       October 31, 2000    October 31, 1999
                                                    ----------------    ----------------     ----------------
Net asset value, beginning of period .............       $13.52              $12.80              $10.00

Income from investment operations:
   Net investment loss ...........................        (0.02)              (0.04)              (0.03)
   Net realized and unrealized gain (loss) .......        (1.66)               0.76                2.83

Less distributions from net realized .............        (0.07)                 --                  --
                                                         ------              ------              ------
Net asset value, end of period ...................       $11.77              $13.52              $12.80
                                                         ======              ======              ======

Total return .....................................       (12.47)%              5.62%              28.00%

Ratios/Supplemental data:

   Net assets, end of period (000's omitted) .....      $51,676             $51,765             $36,498
   Expenses as a percentage of average net
     assets(1) .....................................         1.20%(2)            1.20%               1.20%(2)
   Ratio of net investment loss to average net
     assets ......................................        (0.30)%(2)          (0.30)%             (0.25)%(2)

   Portfolio turnover rate .......................           29%                 67%                 37%(2)

----------

1 Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

   Ratio of expenses to average net assets ......          1.34%(2)            1.35%               1.29%(2)
   Total return .................................        (12.54)%              5.47%              27.91%

2  Annualized

   The accompanying notes are an integral part of these financial statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
                                   (unaudited)

      1. Organization and Significant Accounting Policies. The 59 Wall Street Tax-Efficient Equity Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on November 2, 1998. On February 20, 2001, the Fund's Board of Directors reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". As of April 30, 2001, there were no Class I shares outstanding.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax reclassifications. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

            D. Dividends and Distributions to Shareholders. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                                   (unaudited)

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Fund's average daily net assets.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. The Administrator has a sub administration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the six months ended April 30, 2001, the Fund incurred $37,636 for administrative services.

      Custody Fee. The Corporation has a custody agreement with Brown Brothers Harriman (the "Custodian") for which the Custodian receives a fee calculated and paid monthly. Custody fees were reduced by $ 9,500 as a result of an expense arrangement with the Fund's custodian.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman for which Brown Brothers Harriman receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of Class N shares' average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.20% of Class N shares' average daily net assets. For the six months ended April 30, 2001, 59 Wall Street Administrators, Inc. incurred $298,353 in expenses, including investment advisory fees of $163,091, shareholder servicing/eligible institution fees of $62,623 and custody fees of $16,258 paid to Brown Brothers Harriman on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 31, 2003.

      3. Investment Transactions. For the six months ended April 30, 2001 the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $23,264,718 and $13,986,881, respectively. For that same period, the Fund paid brokerage commissions of $3,664 to Brown Brothers Harriman for transactions executed on its behalf.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as Class N shares of the Fund and 25,000,000 shares have been classified as Class I shares of the Fund. There have been no transactions in Class I shares of Capital Stock as of April 30, 2001. Transactions in Class N shares of capital stock were as follows:

                                     For the six months       For the year ended
                                    ended April 30, 2001       October 31, 2000
                                    --------------------      ------------------
Capital stock sold                         990,617                 1,345,351
Capital stock redeemed                    (426,404)                 (368,120)
                                          --------                 ---------
Net Increase                               564,213                   977,231
                                          ========                 =========

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                            Tax-Efficient Equity Fund

                               SEMi-ANNUAL REPORT
                                 April 30, 2001